UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2008
MERGE HEALTHCARE INCORPORATED
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee,
Wisconsin	53214
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 977-4000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 16, 2008, Merge Healthcare Incorporated (the “Registrant”) entered into a separation agreement with Jacques Cornet (the “Separation Agreement”) in connection with Mr. Cornet’s termination as President of Merge Healthcare EMEA (Europe, Middle East and Africa) on March 31, 2008 (which termination was previously disclosed on the Registrant’s Current Report on Form 8-K filed on April 3, 2008). The Separation Agreement provides for a general release of all claims Mr. Cornet may have against the Registrant.
     Consistent with the terms of Mr. Cornet’s employment contract, the Separation Agreement provides that in exchange for entering into the Separation Agreement, the Registrant will provide Mr. Cornet with (i) continuation of Mr. Carnet’s annual salary at the time of his termination of CDN $267,650, (ii) CDN $33,456.25 for Mr. Cornet’s 2008 pro rata bonus, and (iii) continuation of certain health, dental and life insurance benefits through March 31, 2009 or until Mr. Cornet commences employment with another employer. The Separation Agreement also provides additional payments of (i) CDN $37,059.23 for Mr. Cornet’s accrued vacation days at the time of his termination, and (ii) CDN $25,000 for Mr. Cornet’s contribution to the successful spin-off of Cedara Software SARL. The sum of the cash payments to Mr. Cornet is equal to CDN $363,165.48, in each case less applicable income and employment tax withholding. The cash payments under the Separation Agreement will be paid over a 12 month period.
     In addition, Mr. Cornet will be entitled to exercise his stock options that have vested on or before March 31, 2008 on or before September 27, 2008, with the exception of one option grant which expires earlier by its terms.
     The employment contract between Mr. Cornet and the Registrant dated March 31, 2007, will be terminated as of March 31, 2008, however, Mr. Cornet’s will continue to be bound by the confidentiality, non-competition and other obligations under sections 15-18 of the employment contract. The employment contract has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on April 4, 2007, and is incorporated herein by reference.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit Number	Description

10.1	Separation Agreement, dated April 16, 2008, by and between the Registrant and Jacques Cornet.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED
By:	/s/ Steven R. Norton
Steven R. Norton
Executive Vice President and Chief Financial Officer

Dated: April 22, 2008